UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2011

Fortune Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Lake Cook Road

Deerfield, IL 60015

(Address of principal executive offices)

(Zip Code)

(847) 484-4400

Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 27, 2011, Fortune Brands, Inc. (the “Company”) and Fortune Brands Home & Security, Inc., a wholly-owned subsidiary of the Company (“Home & Security”), entered into a Separation and Distribution Agreement in connection with the anticipated spin-off of Home & Security from the Company (the “spin-off”). Also in connection with the spin-off, on September 28, 2011, the Company and Home & Security entered into a Tax Allocation Agreement and an Employee Matters Agreement. It is anticipated that the spin-off will be effectuated through the distribution by the Company of all of the outstanding shares of common stock of Home & Security (the “Distribution”).

Separation and Distribution Agreement

The Separation and Distribution Agreement governs the separation of the Company’s Home & Security business, the Distribution and other matters related to the Company’s relationship with Home & Security following the Distribution.

The Separation and Distribution Agreement sets forth the conditions for the consummation of the Distribution, including, among others, that:

•

the private letter ruling that the Company has received from the Internal Revenue Service (“IRS”) with respect to the tax treatment of the Distribution shall not have been revoked or modified in any material respect;

•

an independent financial advisory firm acceptable to the Company shall have delivered an opinion to the Company confirming the solvency and financial viability of Home & Security and the Company and such opinions shall not have been withdrawn or rescinded;

•

no stop order suspending the effectiveness of Home & Security’s registration statement on Form 10 shall be in effect or, to the knowledge of the Company or Home & Security, threatened by the Securities and Exchange Commission;

•

the Company and Home & Security shall have received all third-party consents and governmental authorizations necessary to effect the Distribution and to permit the operation of Home & Security’s business after the date of the Distribution (the “Distribution Date”);

•

no order, injunction, decree or regulation issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing consummation of the Distribution or any of the transactions related thereto shall be in effect, and no other event outside the control of the Company shall have occurred or failed to occur that prevents the consummation of the Distribution or any of the transactions related thereto; and

•

no other events or developments shall have occurred that, in the judgment of the Board of Directors of the Company, in its sole and absolute discretion, makes it inadvisable to effect the Distribution or any of the other transactions contemplated by the Separation and Distribution Agreement.

The fulfillment of the foregoing conditions will not create any obligation on the part of the Company to effect the Distribution, and the Board of Directors of the Company may terminate the Separation and Distribution Agreement and the Distribution at any time prior to the Distribution. The Board of Directors of the Company may waive any of these conditions in its sole and absolute discretion.

The Separation and Distribution Agreement provides that Home & Security shall pay the Company a special cash dividend in the amount of $500 million immediately prior to the Distribution. Among other things, the Separation and Distribution Agreement also identifies assets and rights being transferred, liabilities being assumed and contracts being assigned to Home & Security in connection with the spin-off and governs the rights and obligations of the parties regarding the Distribution.

Under the Separation and Distribution Agreement, Home & Security will be liable for and agree to perform all liabilities with respect to its business, and the Company will be liable for and agrees to perform all liabilities with respect to its business. In addition, the Separation and Distribution Agreement provides for cross-indemnities principally designed to place financial responsibility for the obligations and liabilities of Home & Security’s business with Home & Security and financial responsibility for the obligations and liabilities of the Company’s other current and former businesses with the Company.

The Separation and Distribution Agreement also establishes procedures with respect to claims subject to indemnification and related matters. However, indemnification with respect to taxes and employee benefits will be governed by the Tax Allocation Agreement and the Employee Matters Agreement described below, and indemnification with respect to tobacco matters will be governed by the Indemnification Agreement, dated as of September 14, 2011, between the Company and Home & Security.

Except as expressly set forth in the Separation and Distribution Agreement or in any related agreement, each of the Company and Home & Security will pay all third-party fees, costs and expenses paid or incurred by it in connection with the spin-off. However, the Company generally will pay non-recurring third-party fees, costs and expenses arising from the spin-off incurred prior to the Distribution Date and Home & Security will pay all third-party fees, costs and expenses incurred prior to the Distribution Date that are expected to benefit Home & Security following the Distribution in the ordinary course of business.

The above summary of the Separation and Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation and Distribution Agreement, which is filed as Exhibit 2.1 to this Current Report.

Tax Allocation Agreement

The Tax Allocation Agreement governs the respective rights, responsibilities and obligations of the Company and Home & Security with respect to taxes and tax benefits, the filing of tax returns, the control of audits and other tax matters.

In general, under the Tax Allocation Agreement, Home & Security will be responsible for all taxes to the extent such taxes are attributable to the Home & Security business, and Home & Security will indemnify the Company for these taxes. The Company will be responsible for all taxes to the extent such taxes are not attributable to the Home & Security business and the Company will indemnify Home & Security for these taxes.

As a subsidiary of the Company, Home & Security has several liability with the Company to the IRS for the consolidated federal income taxes of the Company relating to the taxable periods ending on or prior to the Distribution. Although Home & Security will continue to be severally liable with the Company for this liability following the Distribution, under the Tax Allocation Agreement, the Company will indemnify Home & Security for amounts relating to this liability to the extent not attributable to the Home & Security business. Though valid as between the parties, the Tax Allocation Agreement will not be binding on the IRS.

The Tax Allocation Agreement also contains covenants intended to protect the tax-free status of the spin-off and certain internal restructuring transactions undertaken in anticipation of the Distribution. These covenants may restrict the ability of the Company and Home & Security to pursue strategic or other transactions that otherwise could maximize the values of their respective businesses and may discourage or delay a change of control of either company.

The above summary of the Tax Allocation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Tax Allocation Agreement, which is filed as Exhibit 10.1 to this Current Report.

Employee Matters Agreement

The Employee Matters Agreement addresses the obligations of the Company and Home & Security to employees and former employees who are or were associated with Home & Security (including those employees who transfer employment from the Company to Home & Security prior to the Distribution) and for other employment and employee benefits matters.

Under the Employee Matters Agreement, Home & Security generally assumes all liabilities and assets relating to employee benefits for current and former Home & Security employees, and the Company generally retains all liabilities and assets relating to employee benefits for all other current and former employees of the Company and its subsidiaries. Home & Security also assumes all assets and liabilities related to benefits for current and former Home & Security employees in the Company’s defined contribution plans.

Under the provisions of the Employee Matters Agreement, the Company’s outstanding equity-based compensation awards generally will be treated as follows:

Unvested Stock Options. Except as provided below, unvested Company options that are outstanding on the Distribution Date and held by any individual who is employed by Home & Security immediately following the Distribution (each, a “Home & Security Employee”) will be converted into options to purchase shares of Home & Security common stock (“Home &

Security options”), without any substantial changes to the original terms and conditions of the Company options except as appropriate to preserve their intrinsic value following the Distribution and to reflect their continuing employment with Home & Security. No changes will be made with respect to unvested Company options held by any individual who is neither a Home & Security Employee nor a Departing Employee (as defined below) (each, a “Remaining Employee”) other than appropriate adjustments to preserve their intrinsic value following the Distribution. Unvested options held by any employee who is identified prior to the Distribution Date as an employee who will retire or be involuntarily terminated as a result of the spin-off (each, a “Departing Employee”) will be treated as described in “Vested Stock Options” below and will vest at the time of termination.

Vested Stock Options. Holders of vested Company options on the Distribution Date will both retain their vested Company options and receive one vested Home & Security option for each such Company option held on the Distribution Date. All such Company and Home & Security options will be on substantially the same terms and conditions of the original Company options except for appropriate adjustments to the exercise price to preserve their intrinsic value following the Distribution, with service with Home & Security counting as service with the Company.

Restricted Stock Units. The treatment of Company restricted stock units (“Fortune Brands RSUs”) that are outstanding on the Distribution Date will depend on the status of the holder. Fortune Brands RSUs held by Home & Security Employees on the Distribution Date will convert into Home & Security restricted stock units (“Home & Security RSUs”) in a manner that preserves the value of the award following the Distribution and reflects the holder’s continuing employment with Home & Security. Otherwise, such Home & Security RSUs will be on substantially the same terms and conditions as the original Fortune Brands RSUs. Fortune Brands RSUs held by Remaining Employees on the Distribution Date will be adjusted to preserve the value of the award following the Distribution. However, notwithstanding the foregoing, Departing Employees will both retain their Fortune Brands RSUs and receive one Home & Security RSU for each Fortune Brands RSU held by such person on the Distribution Date.

Performance Share Awards. Any performance share awards that are outstanding on the Distribution Date will be converted into (a) Home & Security RSUs, to the extent such awards are held by Home & Security Employees, (b) Fortune Brands RSUs, to the extent such awards are held by Remaining Employees or (c) both Home & Security RSUs and Fortune Brands RSUs, to the extent such awards are held by Departing Employees. The number of restricted stock units will be determined by reference to each outstanding performance share award and will be determined based upon actual Company performance from the start of the performance period through the Distribution Date and assuming target performance for the remainder of the performance period. The restricted stock units will have a vesting period beginning on the Distribution Date and ending on the last day of the performance period of the award used to determine the number of restricted stock units granted.

The above summary of the Employee Matters Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employee Matters Agreement, which is filed as Exhibit 10.2 to this Current Report.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) In connection with the spin-off, each of Messrs. Bruce A. Carbonari, Norman H. Wesley, David M. Thomas and Ronald V. Waters, III resigned as a member of the Board of Directors of the Company, in each case effective immediately following the Distribution.

(e) As previously announced, conditioned on the completion of the spin-off, Bruce A. Carbonari, Chairman of the Board and Chief Executive Officer of the Company, will cease to serve in those positions as of the effective date of the spin-off, and Mr. Carbonari’s employment with the Company will terminate effective on or around December 31, 2011. Under the Special Retention Agreement, dated January 2, 2002 (the “Special Retention Agreement”), between Mr. Carbonari and the Company, Mr. Carbonari is entitled to an additional retirement benefit equal to three times his salary if he continues a high level of performance until his retirement. The agreement provides for the payment at “normal retirement age” or, at the discretion of the Compensation and Stock Option Committee of the Company’s Board of Directors (the “Committee”), at an “early retirement age.”

On September 26, 2011, the Committee approved the payment of $3,600,000 to Mr. Carbonari under the Special Retention Agreement, conditioned on the completion of the spin-off. The payment would be payable six months following Mr. Carbonari’s termination of employment with the Company. In approving the award, the Committee noted Mr. Carbonari’s high level of performance in orchestrating the spin-off and successful transition to new management teams. The Committee also noted that Mr. Carbonari will be eligible for early retirement under the Company’s retirement plan at the time he terminates employment with the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated as of September 27, 2011, by and between Fortune Brands, Inc. and Fortune Brands Home & Security, Inc.+

10.1	Tax Allocation Agreement, dated as of September 28, 2011, by and between Fortune Brands, Inc. and Fortune Brands Home & Security, Inc.

10.2	Employee Matters Agreement, dated as of September 28, 2011, by and between Fortune Brands, Inc. and Fortune Brands Home & Security, Inc.

+	The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FORTUNE BRANDS, INC.

Date: September 30, 2011	By:	/s/ Mark A. Roche
Name: Mark A. Roche Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated as of September 27, 2011, by and between Fortune Brands, Inc. and Fortune Brands Home & Security, Inc.+

10.1	Tax Allocation Agreement, dated as of September 28, 2011, by and between Fortune Brands, Inc. and Fortune Brands Home & Security, Inc.

10.2	Employee Matters Agreement, dated as of September 28, 2011, by and between Fortune Brands, Inc. and Fortune Brands Home & Security, Inc.

+	The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.